Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://caldwellorkin.com/mutual-fund/data-and-documents/current-materials/. You can also get this information at no cost by calling (800) 467-7903 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 28, 2018, along with the Fund’s most recent annual report dated April 30, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.85%
Interest Expense on Short Sales of Securities	0.19%
Dividend Expense on Short Sales of Securities	0.37%
Total Other Expenses		1.41%
Acquired Fund Fees and Expenses		0.13%
Total Annual Fund Operating Expenses		2.54%[1]

[1]

The Total Annual Fund Operating Expenses do not correlate to the ratio of total expenses provided in the Financial Highlights table for the period ended April 30, 2018, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	3 years	5 years	10 years
	$254	$791	$1,350	$2,875

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 531% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Gator Capital Management, LLC’s (“Gator,” the “Manager” or “We”) philosophy in managing the Fund is to focus on risk as well as return. Our principal investment strategy involves active asset allocation among long, short and cash positions in an effort to mitigate market risk (the risk of broad market declines), while employing fundamental and technical analysis in an effort to mitigate stock selection risk (the risk that particular equities underperform due to company-specific issues).

We generally divide the Fund’s portfolio among three broad categories of assets:

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Long Portfolio – The Long Portfolio is comprised of securities (primarily common stocks and exchange-traded funds (“ETFs”)) that we believe will increase in price. We select individual equities of companies that we believe will appreciate, and ETFs that track the performance of markets, market sectors or industries that we believe in. When we are “bullish” (when we believe the overall equity markets will rise), we generally increase the size of the Long Portfolio relative to the size of the overall Fund portfolio.

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Short Portfolio – The Short Portfolio is comprised of securities (primarily common stocks and ETFs) that we have borrowed and sold short because we believe they will decrease in price, since the Fund makes money on a short position whose price decreases by an aggregate amount greater than the trading fees, taxes, and other expenses associated with the transaction before it is closed. We generally sell securities short to manage or hedge our exposure to perceived market risk, preserve capital and potentially profit during a falling stock market and/or make money when we think a particular security’s price will decline. To this end, we take short positions in stocks of companies that we believe are overvalued or otherwise face issues that will cause their prices to fall, and ETFs that track markets, market sectors or industries that we believe will decline. When we are “bearish” (when we believe the overall equity markets will fall), we generally increase the size of the Short Portfolio relative to the size of the overall Fund portfolio.

●

Cash/Bond Portfolio – The Cash/Bond Portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash and cash equivalents over bonds.

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We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market by investing between 50% and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 50% in cash, money market investments or fixed income securities. Accordingly, depending on our assessment of market risk and our current portfolio, our net exposure may vary between up to 100% net long (100% long positions and 0% short or cash/bonds) to 60% net short (60% short positions and 0% long or cash/bonds).

When selecting securities for our Long and Short Portfolios, we employ a flexible investment style based on fundamental analysis, while also considering technical factors.

●

How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies that we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include: acceleration of earnings and/or profits; positive changes in management personnel or structure; new product developments; and/or positive changes in variables that indicate strengthening in a company’s industry.

●

How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies that we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. Factors considered may include: deceleration of earnings, profits or acceleration of losses; negative changes in management personnel or structure or failure to address management problems; new product developments by a company’s competitors; and/or negative changes in variables that indicate weakening in a company’s industry

●

How do we pick positions for the Cash/Bond Portfolio? We primarily invest this Portfolio sleeve in money market and cash-equivalent investments, such as U.S. government-backed securities, or agency securities. However, we may also invest in municipal or corporate bonds of issuers that we believe offer the opportunity for income at an appropriate level of risk. In this regard, we may invest in corporate bonds of any maturity, rating or quality.

In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers.

In managing the Fund for risk as well as return, our goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less volatility.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested. The principal risks of investing in the Fund are:

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Business risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

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Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or S&P Global, may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

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●

Equity Securities Risk – An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

●

Foreign Securities risk – Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. The risks of foreign investing may be magnified for investments in developing or emerging markets, which may have less social, political and economic stability; less diverse and mature economic structures; less robust legal, financial accounting and regulatory infrastructure; more governmental limitations on foreign investments than typically found in more developed countries; and greater market volatility than more developed markets.

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Interest rate risk – The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities.

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Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

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Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Adviser may select investments that fail to perform as anticipated.

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Market Risk – Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

●

Political Risk – Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

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Portfolio turnover risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 531%, 500% and 415% for the fiscal years ended April 30, 2018 and 2017, respectively) and could generate potentially large amounts of net realized short term capital gains in a given year, which are taxed to shareholders at ordinary income tax rates. Higher portfolio turnover may also result in higher brokerage costs for the Fund

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Short sale risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the of shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market.

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Small and Mid-Cap Securities Risk – Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small and mid-cap securities may be more limited and less liquid than the market for larger companies.

Risk/Return Bar Chart and Table

Prior to November 1, 2017, the Fund was managed by C&O Funds Advisor, Inc. As of November 1, 2017, Gator, which is unaffiliated with the prior manager, took over as investment adviser to the Fund. The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.caldwellorkin.com or by calling the Fund toll-free at (800) 467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 1st quarter 2013, 8.20%

Worst Quarter (in the last ten years): 3rd quarter 2008, (6.24)%

The Fund’s calendar year-to-date return as of June 30, 2018 was 0.68%.

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Average Annual Total Returns

(for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

	1 Year	5 Years	10 Years
Return Before Taxes	0.93%	1.04%	0.47%
Return After Taxes on Distributions	0.93%	0.50%	0.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	0.68%	0.24%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Eurekahedge Long Short Equities Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	9.53%	8.45%	6.62%

The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

The Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 1028 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

Management

Investment Adviser

Gator Capital Management, LLC is the investment adviser for the Fund. Mr. Derek Pilecki is the President and Chief Investment Officer of the Manager and has been a portfolio manager of the Fund since November 1, 2017. Mr. Christopher Pilecki is a Trader and Quantitative Analyst at the Manager, and he has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day-to-day management of the Fund’s portfolio.

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Purchase and Sale of Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$5,000	$100

Note that some broker-dealers may impose different minimums.

You generally may redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open for trading by telephone at (800) 467-7903 for amounts up to $50,000, or by regular mail at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be put in place to redeem shares bi-monthly, monthly, quarterly, semi-annually or annually.

Tax Information

The Fund intends to make distributions of its ordinary income and/or capital gains, which are taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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